Exhibit 99.1

         ANCHOR BANCORP WISCONSIN INC. ANNOUNCES THIRD QUARTER EARNINGS

    MADISON, Wis., Feb. 5 /PRNewswire-FirstCall/ -- Anchor BanCorp Wisconsin Inc. (Nasdaq: ABCW) announced net income of $10.4 million for the quarter ended December 31, 2006, and net income of $30.7 million for the nine-month period ended December 31, 2006. This compares to $10.9 million for the same quarter in 2005 and $33.2 million for the nine-month period ended December 31, 2005. Net interest income was $32.5 million for the quarter and $98.2 million for the nine-month period ended December 31, 2006, down 3.9% and 1.2%, respectively, versus the same period a year ago.

    Douglas J. Timmerman, Chairman, noted, "Despite an increase in our provision for loan losses of $2.7 million during the quarter ended December 31, 2006 versus the same quarter last year, our net income was impacted much more modestly, decreasing by $458,000." During the quarter ended December 31, 2006 loan loss provisions were increased to $3.4 million versus $700,000 for the same period a year ago. Timmerman added, "The increase in our provision for loan losses is based on management's recognition that the slowing economy, and in particular the housing market, make it prudent that we continue to add to reserves at this time."

    "However," said Timmerman, "AnchorBank is committed to continued growth." Total assets increased to $4.51 billion as of December 31, 2006, up 7.3% versus the same period in 2005. Deposits also grew, by 8.5% to $3.24 billion as of December 31, 2006.

    Timmerman added, "As we continue to grow, we have also controlled expenses." Non-interest expense to average assets declined to 2.64% for the quarter ended December 31, 2006, from 2.74% a year ago and to 2.53% from 2.97% for the nine-month period ended December 31, 2006 versus the same period in the prior year.

    Diluted earnings per share were $.48 for the quarter ended December 31, 2006, as compared to $.50 for the same quarter last year. Diluted earnings per share were $1.42 for the nine-month period ended December 31, 2006, which compares to $1.50 for the nine-month period for the same period last year. Book value per share increased from $14.32 as of December 31, 2005 to $15.45 as of December 31, 2006, a 7.9% increase.

    During the quarter ended December 31, 2006, 76,800 shares were purchased under a previously authorized repurchase program. The repurchases are made from time to time in open-market and/or negotiated transactions as, in the opinion of management, market conditions may warrant.

    Anchor BanCorp's stock is traded on the over-the-counter market under the NASDAQ symbol ABCW. AnchorBank fsb, the wholly-owned subsidiary, has 59 full service offices and two loan origination only offices. All are located in Wisconsin.

    This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of Anchor BanCorp. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include changes in general economic conditions, deposit flows, loan demand, asset quality, competition, legislation or regulation and accounting principles, policies or guidelines affecting reports filed with the Securities and Exchange Commission for financial and business information regarding Anchor BanCorp, including information which could affect Anchor BanCorp's forward-looking statements.

                          ANCHOR BANCORP WISCONSIN INC.
                              FINANCIAL HIGHLIGHTS
                (Dollars in thousands - except per share amounts)
                                   (Unaudited)

                                                 Three Months Ended               Nine Months Ended
                                                    December 31,                    December 31,
                                           ------------------------------   -----------------------------
                                               2006             2005            2006            2005
                                           -------------    -------------   -------------   -------------
Operations Data:
  Net interest income                      $      32,529    $      33,837   $      98,212   $      99,410
  Provision for loan
   losses                                          3,375              700           7,205           2,450
  Net gain on sale of
   loans                                             776              144           2,995           1,460
  Real estate investment
   partnership revenue                             8,009            6,378          16,126          29,450
  Other non-interest income                        7,331            7,898          23,358          22,132
  Real estate investment
   partnership cost of
   sales                                           7,115            5,527          14,454          24,718
  Other non-interest
   expense                                        22,443           23,238          68,457          67,405
  Minority interest in
   income (loss) of real
   estate partnership
   operations                                        (31)             304             332           1,694
  Income before income
   taxes                                          15,743           18,488          50,243          56,185
  Income taxes                                     5,308            7,595          19,500          22,954
  Net income                                      10,435           10,893          30,743          33,231

Selected Financial Ratios (1):

  Yield on earning assets                           6.81%            6.15%           6.70%           5.95%
  Cost of funds                                     3.92             2.88            3.70            2.70
  Interest rate spread                              2.89             3.27            3.00            3.25
  Net interest margin                               3.05             3.39            3.14            3.37
  Return on average assets                          0.93             1.04            0.94            1.07
  Return on average equity                         12.51            13.91           12.45           14.08
  Average equity to average
   assets                                           7.45             7.45            7.53            7.62
  Non-interest expense to
   average assets                                   2.64             2.74            2.53            2.97

Per Share:
  Basic earnings per share                 $        0.49    $        0.51   $        1.43   $        1.53
  Diluted earnings per share                        0.48             0.50            1.42            1.50
  Dividends per share                               0.17             0.16            0.50            0.46
  Book value per share                             15.45            14.32           15.45           14.32

                                                    December 31,
                                           ------------------------------      Percent
                                               2006             2005           Change
                                           -------------    -------------   -------------
Financial Condition:
  Total assets                             $   4,505,896    $   4,200,234             7.3%
  Loans receivable, net
    Held for sale                                  4,470            5,847           (23.6)
    Held for investment                        3,834,381        3,545,436             8.1
  Investment securities
   available for sale, at
   fair value                                     41,990           36,139            16.2
  Mortgage-related securities
   available for sale, at fair
   value                                         258,685          256,358             0.9
  Mortgage-related securities
   held to maturity, at
   amortized cost                                     70            1,047           (93.3)
  Deposits                                     3,240,540        2,987,284             8.5
  Borrowings                                     841,219          814,641             3.3
  Stockholders' equity                           336,522          312,089             7.8
  Allowance for loan losses                       20,031           15,252            31.3
  Non-performing assets                           39,484           17,265           128.7

(1)  Annualized when appropriate.

                          ANCHOR BANCORP WISCONSIN INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                    December 31,       March 31,
                                                        2006             2006
                                                    -------------    -------------
                                                     (Unaudited)
                                                            (In Thousands)
Assets
  Cash and cash equivalents                         $     151,104    $     152,544
  Investment securities available for sale,
   at fair value                                           41,990           49,521
  Mortgage-related securities available for sale,
   at fair value                                          258,685          247,438
  Mortgage-related securities held to maturity,
   at amortized cost                                           70               77
  Loans receivable, net
    Held for sale                                           4,470            5,509
    Held for investment                                 3,834,381        3,614,265
  Foreclosed properties and repossessed assets,
   net                                                      4,499            2,192
  Real estate held for development and sale                61,624           54,330
  Office properties and equipment                          30,684           29,867
  Other assets                                            118,389          119,397
      Total assets                                  $   4,505,896    $   4,275,140

Liabilities and Stockholders' Equity
  Deposits
    Non-interest bearing                            $     254,454    $     242,924
    Interest bearing                                    2,986,086        2,797,293
      Total Deposits                                    3,240,540        3,040,217
  Short-term borrowings                                   334,400          186,200
  Long-term borrowings                                    506,819          675,661
  Other liabilities                                        79,902           45,040
      Total liabilities                                 4,161,661        3,947,118

  Minority interest in real estate partnerships             7,713            6,997

  Preferred stock, $.10 par value, 5,000,000
   shares authorized, none outstanding                         --               --
  Common stock, $.10 par value, 100,000,000
   shares authorized, 25,363,339 shares issued              2,536            2,536
  Additional paid-in capital                               71,283           70,517
  Retained earnings, substantially restricted             357,616          340,364
  Accumulated other comprehensive loss                     (1,152)          (2,558)
  Treasury stock (3,580,610 shares and 3,509,036
   shares, respectively), at cost                         (88,781)         (82,144)
  Unearned deferred compensation                           (4,980)          (7,690)
    Total stockholders' equity                            336,522          321,025
    Total liabilities, minority interest and
     stockholders' equity                           $   4,505,896    $   4,275,140

                          ANCHOR BANCORP WISCONSIN INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                 Three Months Ended               Nine Months Ended
                                                    December 31,                     December 31,
                                           ------------------------------   -----------------------------
                                               2006             2005            2006            2005
                                           -------------    -------------   -------------   -------------
                                                     (In Thousands - except per share amounts)
Interest income:
  Loans                                    $      67,265    $      56,443   $     194,779   $     161,192
  Mortgage-related
   securities                                      3,112            2,962           9,078           8,639
  Investment securities                            1,386            1,004           3,583           2,907
  Interest-bearing deposits                          814              988           1,884           2,888
    Total interest income                         72,577           61,397         209,324         175,626

Interest expense:
  Deposits                                        30,746           20,257          84,720          54,845
  Short-term borrowings                            4,220            2,958          10,032           7,725
  Long-term borrowings                             5,082            4,345          16,360          13,646
    Total interest expense                        40,048           27,560         111,112          76,216
    Net interest income                           32,529           33,837          98,212          99,410
  Provision for loan losses                        3,375              700           7,205           2,450
    Net interest income
     after provision for
     loan losses                                  29,154           33,137          91,007          96,960

Non-interest income:
Real estate investment
 partnership revenue                               8,009            6,378          16,126          29,450
Loan servicing income                              1,155            1,280           3,569           3,681
Credit enhancement income                            418              414           1,252           1,216
Service charges on deposits                        2,684            2,355           7,629           7,084
Insurance commissions                              1,002              589           2,800           1,897
Net gain on sale of loans                            776              144           2,995           1,460
Net gain (loss) on sale of
 investments and mortgage-
 related securities                                   --              120            (283)            394
Other revenue from real
 estate operations                                   863            1,470           4,585           3,384
Other                                              1,209            1,670           3,806           4,476
    Total non-interest
     income                                       16,116           14,420          42,479          53,042

Non-interest expense:
  Compensation                                    11,340           11,862          33,645          34,032
  Real estate investment
   partnership cost of
   sales                                           7,115            5,527          14,454          24,718
  Occupancy                                        1,904            1,820           5,888           5,144
  Furniture and equipment                          1,418            1,423           4,465           4,609
  Data processing                                  1,445            1,425           4,505           4,074
  Marketing                                        1,152            1,108           3,463           3,294
  Other expenses from real
   estate partnership
   operations                                      1,878            2,467           6,635           6,721
  Other                                            3,306            3,133           9,856           9,531
    Total non-interest
     expense                                      29,558           28,765          82,911          92,123
  Minority interest in
   income (loss) of real
   estate partnership
   operations                                        (31)             304             332           1,694
    Income before income
     taxes                                        15,743           18,488          50,243          56,185
  Income taxes                                     5,308            7,595          19,500          22,954
    Net income                             $      10,435    $      10,893   $      30,743   $      33,231

Earnings per share:
Basic                                      $        0.49    $        0.51   $        1.43   $        1.53
Diluted                                             0.48             0.50            1.42            1.50

SOURCE  Anchor BanCorp Wisconsin Inc.
    -0-                             02/05/2007
    /CONTACT: Michael Helser, CFO, +1-608-252-1810, or Douglas J. Timmerman, President, +1-608-252-8782, both of Anchor BanCorp Wisconsin Inc./
    /Web site:  http://www.anchorbank.com /
    (ABCW)